UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



         Date of Report (Date of earliest event reported)  June 24, 2004
                                                          ---------------

                         CALYPTE BIOMEDICAL CORPORATION
              -----------------------------------------------------
              Exact name of Registrant as specified in its Charter)


                                    DELAWARE
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


          000-20985                                    06-1226727
      -------------------                    ------------------------------
      Commission File No.                    I.R.S. Employer Identification


    5000 HOPYARD ROAD, SUITE 480,
          PLEASANTON, CA                                  94588
--------------------------------------                  --------
Address of principal executive offices                  Zip Code


          (925) 730-7200
  ------------------------------
  Registrant's telephone number,
        including area code

ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE

The Registrant (the "Company") announced on June 24, 2004 that the quality systems of its Rockville, Maryland facility received certification to the international standard ISO 13485:1996 by an independent auditor.

Additionally, the Company announced the relocation of its corporate offices to 5000 Hopyard Road, Suite 480, Pleasanton, California 94588, telephone 925-730-7200. Annexed hereto as Exhibit 99.1 is a copy of the press release issued by the Company.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (c)  Exhibits

                Exhibit No.                   Description
                -----------                   -----------
                   99.1             Press release dated June 24, 2004



                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   Pleasanton, California
         June 24, 2004

                                    CALYPTE BIOMEDICAL CORPORATION
                                    (Registrant)

                                    /s/ Richard D. Brounstein
                                    --------------------------------------------
                                    Richard D. Brounstein
                                    Executive Vice President and Chief Financial
                                    Officer